UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) November 5, 2004



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                                48265-3000
     Detroit, Michigan                                      (Zip Code)
    -----------------------------------------------------------------
                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 5, 2004, General Motors Corporation (GM) and Citibank, N.A., as trustee, entered into three supplemental indentures to GM's existing indenture pursuant to which GM currently has contingently convertible securities outstanding. The following description of the supplemental indentures does not purport to be complete and is qualified in its entirety by reference to the supplemental indentures, copies of which are attached hereto as Exhibits 4.1,
4.2 and 4.3, respectively.

GM currently has $8.1 billion of outstanding contingently convertible securities. By executing the supplemental indentures, GM unilaterally and irrevocably waived, and relinquished, its right to use stock, and has committed to use cash, to settle the principal amount of the securities if (1) holders ever choose to convert the securities or (2) if GM is ever required by holders to repurchase the securities. GM retains the right to use either cash or stock to settle any amount that might become due to security holders in excess of the principal amount.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

4.1 Second Supplemental Indenture dated as of November 5, 2004, between General Motors Corporation and Citibank, N.A., as trustee
4.2 Third Supplemental Indenture dated as of November 5, 2004, between General Motors Corporation and Citibank, N.A., as trustee
4.3 Fourth Supplemental Indenture dated as of November 5, 2004, between General Motors Corporation and Citibank, N.A., as trustee


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)

Date:  November 10, 2004                  By:  /s/[PETER R. BIBLE]
                                          -----------------------
                                          [Peter R. Bible]
                                          [Chief Accounting Officer]